UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2025

T1 Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-274434	93-3205861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1211 E 4th St.

Austin, Texas 78702

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 409-599-5706

FREYR Battery, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FREY	The New York Stock Exchange
Warrants, each whole warrant exercisable for one Common Stock at an exercise price for $11.50 per share	FREY WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 pf this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

FREYR Battery, Inc. (the “Company”) changed its name to T1 Energy Inc. by filing an amendment to its Amended and Restated Certificate of Incorporation (“Amendment”) on February 18, 2025 with the Secretary of State of the State of Delaware (the “Name Change”). The Name Change and Amendment became effective at 12:01 am Eastern Time on February 19, 2025.

The Board of Directors of the Company (the “Board”) approved the Name Change and the Amendment pursuant to Section 242 of the General Corporation Law of the State of Delaware. Pursuant to Section 242 of the Delaware General Corporation Law, stockholder approval was not required to complete the Name Change or to approve or effect the Amendment. The Name Change will not in any way affect the voting or other rights that accompany the Company’s common stock, par value $0.01 per share (“Common Stock”), or the validity or transferability of the Company’s shares of Common Stock currently outstanding. In connection with the Name Change, the Board also approved the Company’s Second Amended and Restated Bylaws, which were amended to reflect the corporate name T1 Energy Inc. No other changes were made to the Company’s Second Amended and Restated Bylaws.

As a result of the Name Change, the Company expects that effective as of the open of business on March 3, 2025, the Company’s Common Stock and warrants will cease trading under the ticker symbol “FREY” and “FREY WS”, respectively, and will begin trading under its new ticker symbol “TE” and “TE WS”, respectively, on the New York Stock Exchange. The CUSIP of the Common Stock did not change in connection with the Name Change. Following the Name Change, existing stock certificates, which reflect the former name of the Company, will continue to be valid unless and until such certificates are exchanged for new stock certificates reflecting the new name of the Company.

Copies of the Amendment and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

Item 8.01 Other Events.

On February 19, 2025, the Company issued a press release announcing the Name Change. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, dated February 18, 2025.
3.2	Second Amended and Restated Bylaws of T1 Energy Inc., effective February 19, 2025.
99.1	Press Release dated February 19, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

T1 Energy Inc.

By:	/s/ Daniel Barcelo
	Name:	Daniel Barcelo
	Title:	Chief Executive Officer and Chairman of the Board of Directors

Dated: February 19, 2025

2